UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Multi-Sector Bond Fund	May 31, 2020
PRSNX	Investor Class
PRSAX	Advisor Class
PGMSX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND

HIGHLIGHTS

■	The Global Multi-Sector Bond Fund underperformed the Bloomberg Barclays Global Aggregate Bond USD Hedged Index and the Lipper peer group average for the 12 months ended May 31, 2020.

■	The fund’s exposure to global credit sectors primarily weighed on performance as spreads widened significantly and with great velocity in late February and March.

■	In the aftermath of March’s turbulent market, we believe investors may be well compensated to hold risk, so we aimed to balance liquidity while holding attractive credit assets.

■	Overall, we expect the global economy to grow as more countries exit full lockdowns; however, we expect the market to experience more bouts of volatility and increased credit defaults—careful research and security selection will be critical and should provide attractive opportunities to add value.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded mixed results during your fund’s fiscal year, the 12-month period ended May 31, 2020, as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

As we entered January, the outlook for 2020 appeared promising. China and the U.S. completed a phase one trade deal that lowered some tariffs, and central bank stimulus in the second half of 2019 appeared to position the economy for further growth. However, market sentiment began to shift amid news of a coronavirus outbreak in China’s Hubei province.

Although the effect was initially muted, with the S&P 500 Index advancing to a record high on February 19, stocks began falling as the virus spread outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

Over 40 million Americans filed unemployment claims during the last 10 weeks of the period, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began purchasing government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market. As a result, the Fed’s balance sheet increased by nearly $3 trillion in three months.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors, such as transportation and health care, that had been directly impacted by the pandemic. Boosted by the support, most sectors recouped some of their losses—and the Nasdaq index moved back into positive territory for the year—by the end of May.

For the 12-month period, U.S. large- and mid-cap growth stocks produced robust returns and outperformed small-caps and value shares, which lost ground. Technology and health care stocks performed best within the S&P 500, while energy stocks plunged in response to falling oil prices. A stronger U.S. dollar generally weighed on returns for U.S. investors in foreign securities, but non-U.S. markets were broadly mixed. Japanese stocks posted solid gains, while some emerging regions suffered substantial losses.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield bonds finished lower as the default rate in the sector rose to a 10-year high amid the economic downturn.

By the end of the period, markets were encouraged as local governments began to roll back shutdown orders and pharmaceutical companies were focused on developing treatments and a vaccine for the coronavirus. While we are hopeful that a recovery has begun, it is difficult to gauge just how long the acute economic disruption might last. With so much uncertainty still surrounding the pandemic, it is possible that the time frame for returning to a “normalized” environment could be longer than anticipated.

Our portfolio managers are mindful that extreme market dislocations provide opportunities but also present risks, and careful analysis will be required to seek out quality companies that have the financial strength, competitive position, and capable managements to survive the crisis and perhaps emerge even stronger.

We will be carefully monitoring developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high income and some capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Global Multi-Sector Bond Fund returned 3.01% for the 12 months ended May 31, 2020. The fund underperformed the Bloomberg Barclays Global Aggregate Bond USD Hedged Index. The fund also underperformed its Lipper peer average, but to a lesser extent. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

We entered 2020 constructive on a rebound in the global economy and were positioned to take advantage of an expected growth recovery. The Federal Reserve’s monetary easing measures in the second half of 2019, the phase one trade agreement between the U.S. and China, and an upturn in leading economic indicators all pointed toward a more positive risk environment. However, the “black swan” coronavirus pandemic derailed the rebound that we had started to see in economic data. Credit spreads widened significantly and with great velocity due to the exponential spread of the coronavirus and increasing risk of a global recession in late February and March. (Credit spreads are the yield differences between higher- and lower-quality bonds of the same maturity.) However, credit sectors rebounded in April and May as the Federal Reserve and other key central banks took swift and unprecedented measures to address market liquidity and help mitigate the effects of economic shutdowns.

Despite steady demand for credit in the second half of 2019, the fund’s holdings in credit sectors that were most acutely affected by social distancing measures lagged for the reporting period. For example, exposure to U.S. securitized debt detracted. Commercial mortgage-backed securities (CMBS) struggled as the U.S. economy shut down and concerns increased surrounding loan delinquencies stemming from business closures and a spike in unemployment. While liquidity improved to some extent, aided by the Fed’s announced Term Asset-Backed Securities Loan Facility (TALF), prices for many subordinated CMBS that do not directly benefit from the TALF remain dislocated from fundamentals, in our view.

Exposure to global investment-grade and high yield corporate bonds as well as leveraged loans also detracted as credit spreads widened in February and March to historical levels not seen since 2008’s global financial crisis. However, the fund has gradually recovered some of this relative underperformance as unprecedented actions from key global central banks helped corporate credit sectors rebound. Rising hopes for the reopening of the economy also buoyed risk appetite and credit sectors.

The fund’s duration positioning modestly contributed to returns over the period. A relative duration overweight in Chile supported performance as sovereign yields fell. Following mass protests in October, local yields spiked higher and we added to our exposure at attractive yields. Additionally, the country’s central bank cut interest rates from 1.75% at the beginning of 2020 to 0.50% by the end of May. Overweight duration exposure in Israel also added to relative results. Israeli government bonds benefited from increased demand after the country was added to the FTSE World Government Bond Index, a widely recognized sovereign bond benchmark in the fixed income market.

The fund maintained material holdings in currency and interest rate derivatives, and these positions had an overall positive effect on performance. We also held credit derivatives that had a negative overall effect on performance. We primarily use derivatives for hedging risk or gaining exposure to certain sectors or currencies.

How is the fund positioned?

Following March’s turbulent market, we believe investors may be well compensated to hold risk, so we aimed to balance liquidity while holding attractive credit assets and adding exposure to compelling credit stories via the new issue market. In the immediate aftermath of the market downturn, we added to the fund’s overall credit allocation through global investment-grade corporate bonds, and the fund’s holdings increased about four percentage points since our last letter to shareholders.

We paired our credit risk positions with high-quality duration positions, such as Australia and South Korea. We increased our allocation to Australia as the yield curve was steep while Australia’s central bank is taking quantitative easing measures. Near the end of the period, we trimmed the fund’s U.S. duration exposure. As corporate securities and equities rallied, and the U.S. dollar sold off, it seemed increasingly difficult for intermediate- and long-term U.S. Treasury yields to remain anchored at low levels going forward.

In currencies, we closed several emerging market (EM) foreign exchange positions in the first quarter to reduce risk. In turn, we moved to a long position in the Australian dollar, Japanese yen, British pound, and South Korean won against the U.S. dollar as these currencies appeared dislocated. However, we gradually unwound this trade as markets stabilized and some EM currencies, such as the Mexican peso and South African rand, offered compelling valuations.

What is portfolio management’s outlook?

Overall, we expect the global economy to grow as more countries exit full lockdowns; however, we expect the market to experience more bouts of volatility and increased credit defaults—careful research and security selection will be critical and should provide attractive opportunities to add value. Additionally, we do not anticipate a rapid return to previous economic growth levels as the removal of social distancing restrictions is likely to be gradual to prevent new outbreaks.

Credit valuations look modestly attractive on a short- to medium-term outlook. While credit spreads are still wide by historical standards, they are no longer at recession levels. However, the global economic outlook remains very uncertain. Market sentiment has moderately shifted toward taking more risk over the past month. On one hand, market participants seem to be getting more comfortable with a more positive economic outlook as countries reopen from strict lockdowns. On the other hand, there are still a lot of investors questioning how credit and equities can be at the current levels given the uncertainties in the economy. The market still seems to be climbing the proverbial wall of worry. We have maintained overall credit exposure while shifting sector allocations to areas that have not fully priced in a rebound in global growth.

Still, to be successful investors, we need to look forward and anticipate the next market environment, and the market outlook for the third quarter looks murky for a few reasons. First, improving market sentiment mixed with neutral valuations removes the support cushion that previously existed. Second, with the initial upswing in economic data most likely complete sometime mid-summer, the market may refocus on the increased possibility of a slow recovery ahead. Third, the recent shift in the U.S. presidential polls threatens a significant increase in domestic policy noise and geopolitical tensions ahead of the election. Against this backdrop, we will want to remain nimble in order to adjust credit and duration allocations as necessary.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

May 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 36.6%		
FINANCIAL INSTITUTIONS 9.1%		
Banking 5.1%		
AIB Group, VR, 4.263%, 4/10/25 (1)(2)	2,920	3,026
Arion Banki, 1.00%, 3/20/23 (EUR)	2,949	3,156
Banco Comercial Portugues, VR, 4.50%, 12/7/27 (EUR) (1)(3)	2,800	2,808
Banco de Bogota, 4.375%, 8/3/27 (2)	1,000	977
Banco de Bogota, 4.375%, 8/3/27	3,900	3,812
Banco Santander, VR, 6.75% (EUR) (1)(4)	2,000	2,259
Bangkok Bank, VR, 3.733%, 9/25/34 (1)	4,120	3,898
Barclays, VR, 7.875% (1)(4)	2,235	2,274
BBVA Bancomer, VR, 5.875%, 9/13/34 (1)	6,200	5,937
Credit Agricole, 3.25%, 10/4/24 (2)	2,225	2,355
Danske Bank, 2.00%, 9/8/21 (2)	1,745	1,760
Danske Bank, 5.375%, 1/12/24 (2)	3,120	3,410
FirstRand Bank, VR, 6.25%, 4/23/28 (1)(3)	3,100	3,102
HDFC Bank, 8.10%, 3/22/25 (INR)	150,000	1,999
HSBC Holdings, 4.95%, 3/31/30	1,550	1,837
Intesa Sanpaolo, VR, 7.00% (EUR) (1)(4)	1,215	1,342
JPMorgan Chase, VR, 2.956%, 5/13/31 (1)	2,875	2,958
Morgan Stanley, 4.10%, 5/22/23	3,575	3,834
State Street, VR, 3.152%, 3/30/31 (1)(2)	760	840
Synchrony Financial, 2.85%, 7/25/22	1,565	1,534
UniCredit, VR, 9.25% (EUR) (1)(4)	2,915	3,495
		56,613
Brokerage Asset Managers Exchanges 0.2%		
LHC3, 4.125%, 8/15/24 (EUR) (5)	2,205	2,428
		2,428

Finance Companies 1.0%		
Avolon Holdings Funding, 2.875%, 2/15/25 (2)(3)	3,400	2,601
Avolon Holdings Funding, 3.25%, 2/15/27 (2)	2,540	1,924
Avolon Holdings Funding, 4.375%, 5/1/26 (2)	1,120	885
Navient, 7.25%, 1/25/22	1,575	1,567
Shriram Transport Finance, 5.10%, 7/16/23 (2)(3)	4,475	3,651
		10,628
Financial Other 1.1%		
ADO Properties, 1.50%, 7/26/24 (EUR)	4,200	4,175
LeasePlan, 2.875%, 10/24/24 (2)	4,300	4,322
LeasePlan, VR, 7.375% (EUR) (1)(4)	2,590	2,627
Louvre Bidco, 4.25%, 9/30/24 (EUR)	1,515	1,539
		12,663
Insurance 0.9%		
Allianz, VR, 3.375% (EUR) (1)(4)	2,300	2,725
AmWINS Group, 7.75%, 7/1/26 (2)	410	439
Centene, 4.25%, 12/15/27	970	1,014
Centene, 4.625%, 12/15/29	890	958
Centene, 5.375%, 8/15/26 (2)	1,315	1,397
HUB International, 7.00%, 5/1/26 (2)	1,575	1,630
Marsh & McLennan, 2.25%, 11/15/30	1,880	1,894
		10,057
Real Estate Investment Trusts 0.8%		
Brixmor Operating Partnership, 4.125%, 6/15/26	3,200	3,259
RHP Hotel Properties, 5.00%, 4/15/23	4,135	3,783
Times China Holdings, 6.75%, 7/16/23	2,300	2,298
		9,340
Total Financial Institutions		101,729
INDUSTRIAL 26.4%		
Basic Industry 2.0%		
Arconic, 6.125%, 2/15/28 (2)	2,660	2,587

Ashland Services, 2.00%, 1/30/28 (EUR)	1,955	2,021
Ashland Services, 2.00%, 1/30/28 (EUR) (2)	480	496
Braskem Finance, 7.375% (3)(4)	5,900	5,859
Consolidated Energy Finance, 6.50%, 5/15/26 (2)	1,505	1,234
Constellium, 6.625%, 3/1/25 (2)(3)	2,695	2,749
CSN Resources, 7.625%, 4/17/26 (3)	3,200	2,669
Kraton Polymers, 5.25%, 5/15/26 (EUR)	1,375	1,495
Westlake Chemical, 1.625%, 7/17/29 (EUR)	3,000	2,974
		22,084
Capital Goods 1.8%		
Cemex, 5.45%, 11/19/29 (3)	6,700	6,270
General Electric, Series D, VR, 5.00% (1)(4)	1,235	948
Honeywell International, 0.75%, 3/10/32 (EUR)	4,455	4,809
Mauser Packaging Solutions Holding, 7.25%, 4/15/25 (2)	3,500	3,132
TransDigm, 8.00%, 12/15/25 (2)	1,270	1,371
Trivium Packaging Finance, 3.75%, 8/15/26 (EUR) (2)	270	294
Victoria, 5.25%, 7/15/24 (EUR) (3)	1,890	1,816
Victoria, 5.25%, 7/15/24 (EUR) (2)(3)	1,535	1,475
		20,115
Communications 6.5%		
Altice Financing, 5.00%, 1/15/28 (2)	2,580	2,602
Altice Financing, 7.50%, 5/15/26 (2)	1,500	1,579
Altice France, 3.375%, 1/15/28 (EUR)	640	693
Altice France, 3.375%, 1/15/28 (EUR) (2)	885	958
Altice France, 5.875%, 2/1/27 (EUR)	1,700	2,019
Altice France Holding, 4.00%, 2/15/28 (EUR) (2)	1,505	1,508
C&W Senior Financing, 6.875%, 9/15/27 (2)	4,015	3,973
C&W Senior Financing, 7.50%, 10/15/26 (2)	1,450	1,483
Comcast, 3.10%, 4/1/25	575	629
Comcast, 3.40%, 4/1/30	1,525	1,720
Crown Castle International, 3.30%, 7/1/30	800	859

Crown Castle International, 4.15%, 7/1/50	520	599
CSC Holdings, 6.50%, 2/1/29 (2)	2,315	2,558
Globo Comunicacao e Participacoes, 4.843%, 6/8/25	500	479
Globo Comunicacao e Participacoes, 5.125%, 3/31/27	5,100	4,710
Hughes Satellite Systems, 7.625%, 6/15/21	210	218
Intelsat Jackson Holdings, 9.50%, 9/30/22 (2)	1,085	1,210
LCPR Senior Secured Financing, 6.75%, 10/15/27 (2)	2,140	2,226
MDC Partners, 6.50%, 5/1/24 (2)	1,950	1,521
Netflix, 3.625%, 6/15/25 (2)	2,245	2,301
Netflix, 4.625%, 5/15/29 (EUR)	2,250	2,760
SBA Tower Trust, 2.836%, 1/15/25 (2)	3,585	3,685
Sprint, 7.875%, 9/15/23	2,009	2,278
Summer BidCo, 9.75% (PIK), 11/15/25 (EUR) (5)	3,461	3,583
T-Mobile USA, 3.875%, 4/15/30 (2)	2,350	2,536
T-Mobile USA, 4.375%, 4/15/40 (2)	2,960	3,265
Telecom Argentina, 6.50%, 6/15/21	6,596	5,793
Telefonica Europe, VR, 2.875% (EUR) (1)(3)(4)	4,200	4,429
Turk Telekomunikasyon, 6.875%, 2/28/25 (2)	3,100	3,169
Virgin Media Receivables Financing Notes, 5.75%, 4/15/23 (GBP)	1,365	1,703
Virgin Media Secured Finance, 4.875%, 1/15/27 (GBP)	1,880	2,345
Ziggo, 2.875%, 1/15/30 (EUR) (3)	3,355	3,645
		73,036
Consumer Cyclical 4.3%		
1011778 BC ULC, 5.75%, 4/15/25 (2)	565	599
AMC Entertainment Holdings, 5.875%, 11/15/26	280	70
Brinker International, 3.875%, 5/15/23 (3)	40	35
China Evergrande Group, 6.25%, 6/28/21 (3)	5,500	5,280
CIFI Holdings Group, 5.50%, 1/23/22	4,239	4,234
CIFI Holdings Group, 7.625%, 2/28/23	961	998
Country Garden Holdings, 8.00%, 1/27/24	5,250	5,660

eG Global Finance, 4.375%, 2/7/25 (EUR) (2)	1,015	1,065
Expedia Group, 6.25%, 5/1/25 (2)	795	848
Expedia Group, 7.00%, 5/1/25 (2)	660	706
Ford Motor Credit, 3.813%, 10/12/21	2,310	2,250
Navistar International, 9.50%, 5/1/25 (2)	1,495	1,618
Panther BF Aggregator 2, 4.375%, 5/15/26 (EUR)	3,995	4,291
QVC, 5.125%, 7/2/22	2,010	2,005
Shimao Property Holdings, 6.125%, 2/21/24	5,300	5,551
Six Flags Theme Parks, 7.00%, 7/1/25 (2)	360	383
Volkswagen Group of America Finance, 2.70%, 9/26/22 (2)(3)	1,760	1,785
WW International, 8.625%, 12/1/25 (2)	2,830	2,950
Yanlord Land HK, 6.75%, 4/23/23	6,750	6,735
Yum! Brands, 7.75%, 4/1/25 (2)	795	881
		47,944
Consumer Non-Cyclical 5.2%		
AbbVie, 2.95%, 11/21/26 (2)	5,300	5,665
Albertsons, 5.75%, 3/15/25	1,660	1,710
B&G Foods, 5.25%, 4/1/25 (3)	1,520	1,562
B&G Foods, 5.25%, 9/15/27 (3)	1,065	1,094
Bausch Health, 7.25%, 5/30/29 (2)	1,890	2,037
Bausch Health, 9.00%, 12/15/25 (2)	715	785
Bausch Health Americas, 8.50%, 1/31/27 (2)	875	954
Becton Dickinson & Company, 2.823%, 5/20/30	1,840	1,948
Becton Dickinson & Company, 3.794%, 5/20/50	1,785	1,989
BRF, 4.875%, 1/24/30 (3)	5,400	5,019
Cigna, 2.40%, 3/15/30	1,375	1,413
Cigna, 4.125%, 11/15/25	3,435	3,900
CVS Health, 3.00%, 8/15/26	400	432
CVS Health, 3.70%, 3/9/23	3,290	3,516
CVS Health, 3.75%, 4/1/30	1,215	1,359
Energizer Gamma Acquisition, 4.625%, 7/15/26 (EUR)	1,535	1,721

Hasbro, 3.55%, 11/19/26	2,375	2,427
Health & Happiness H&H International Holdings, 5.625%, 10/24/24 (3)	980	986
Jaguar Holding II, 5.00%, 6/15/28 (2)	750	780
Lamb Weston Holdings, 4.875%, 5/15/28 (2)	470	492
LifePoint Health, 6.75%, 4/15/25 (2)	2,165	2,311
MHP, 7.75%, 5/10/24	1,550	1,575
Mriya Farming, EC, 0.50%, 12/31/25 (2)(6)	293	4
New Albertsons, 7.50%, 3/15/26 (2)	1,885	2,104
Sigma Alimentos, 4.125%, 5/2/26	5,560	5,692
Sigma Holdco, 5.75%, 5/15/26 (EUR)	2,555	2,769
Sigma Holdco, 7.875%, 5/15/26 (2)	1,375	1,397
Tenet Healthcare, 6.875%, 11/15/31	1,350	1,242
Tenet Healthcare, 7.50%, 4/1/25 (2)	1,395	1,517
		58,400
Energy 3.2%		
Aker BP, 3.00%, 1/15/25 (2)	4,254	4,089
Aker BP, 3.75%, 1/15/30 (2)(3)	2,615	2,370
Antero Resources, 5.125%, 12/1/22	2,150	1,537
Continental Resources, 4.50%, 4/15/23	760	707
Continental Resources, 5.00%, 9/15/22	395	375
DCP Midstream Operating, 6.75%, 9/15/37 (2)	355	295
DCP Midstream Operating, VR, 5.85%, 5/21/43 (1)(2)	535	336
Diamondback Energy, 2.875%, 12/1/24	1,885	1,828
Diamondback Energy, 5.375%, 5/31/25	2,800	2,863
Energy Transfer Operating, 2.90%, 5/15/25	895	877
Energy Transfer Operating, 3.75%, 5/15/30	1,970	1,943
EQT, 6.125%, 2/1/25 (3)	1,490	1,516
EQT, 7.00%, 2/1/30	1,080	1,145
Hess, 7.30%, 8/15/31	395	431
Hess, 7.875%, 10/1/29	195	215

Nabors Industries, 4.625%, 9/15/21 (3)	208	142
NGL Energy Partners, 7.50%, 4/15/26	1,750	1,251
Occidental Petroleum, 3.125%, 2/15/22	1,175	1,099
Occidental Petroleum, 3.20%, 8/15/26	350	256
Occidental Petroleum, 4.40%, 8/15/49	515	305
Seven Generations Energy, 5.375%, 9/30/25 (2)	4,760	3,927
Seven Generations Energy, 6.75%, 5/1/23 (2)	275	262
Targa Resources Partners, 6.875%, 1/15/29	2,515	2,691
Transcanada Trust, Series 17-B, VR, 4.65%, 5/18/77 (CAD) (1)	3,585	2,379
Woodside Finance, 4.50%, 3/4/29 (2)	2,785	2,926
		35,765
Industrial Other 0.2%		
SM Investments, 4.875%, 6/10/24	2,300	2,404
		2,404
Technology 1.8%		
Apple, 2.65%, 5/11/50	1,790	1,843
Micron Technology, 4.64%, 2/6/24	3,200	3,516
Micron Technology, 4.663%, 2/15/30	2,490	2,817
NXP, 3.15%, 5/1/27 (2)	750	768
QUALCOMM, 3.25%, 5/20/50	3,455	3,687
Refinitiv U.S. Holdings, 6.875%, 11/15/26 (EUR)	730	865
Sabre GLBL, 9.25%, 4/15/25 (2)	1,625	1,739
Solera, 10.50%, 3/1/24 (2)	4,555	4,629
		19,864
Transportation 1.4%		
American Airlines PTT, Series 2016-3, Class AA, 3.00%, 10/15/28	1,435	1,255
Emirates Airline, 4.50%, 2/6/25	5,131	4,944
ICTSI Treasury, 4.625%, 1/16/23	600	610
ICTSI Treasury, 5.875%, 9/17/25	4,600	4,917
United Airlines PTT, Series 2018-1, Class AA, 3.50%, 3/1/30	2,595	2,342

United Airlines PTT, Series 2019-2, Class AA, 2.70%, 5/1/32	1,630	1,438
		15,506
Total Industrial		295,118
UTILITY 1.1%		
Electric 1.1%		
AES Gener, VR, 7.125%, 3/26/79 (1)(2)	5,500	5,543
Edison International, 3.125%, 11/15/22	475	482
Edison International, 3.55%, 11/15/24	2,270	2,331
Edison International, 4.95%, 4/15/25	160	175
Southern California Edison, 2.25%, 6/1/30	2,050	2,042
Vistra Operations, 3.70%, 1/30/27 (2)	2,180	2,196
Total Utility		12,769
Total Corporate Bonds (Cost $415,859)		**409,616**

ASSET-BACKED SECURITIES 6.1%

Car Loan 1.1%		
AmeriCredit Automobile Receivables Trust Series 2018-1, Class D 3.82%, 3/18/24	1,265	1,299
Avis Budget Rental Car Funding AESOP Series 2016-2A, Class C 4.83%, 11/20/22 (2)	4,125	3,253
Avis Budget Rental Car Funding AESOP Series 2019-1A, Class C 4.53%, 3/20/23 (2)	990	750
CarMax Auto Owner Trust Series 2017-1, Class D 3.43%, 7/17/23	625	628
Ford Credit Auto Owner Trust Series 2019-1, Class B 3.82%, 7/15/30 (2)	2,170	2,281
Nissan Master Owner Trust Receivables Series 2019-A, Class A, FRN 1M USD LIBOR + 0.56%, 0.744%, 2/15/24	3,495	3,445

SMART Trust Series 2016-2US, Class A4A 2.05%, 12/14/22	700	702
		12,358
Other Asset-Backed Securities 4.3%		
Applebee's Funding Series 2019-1A, Class A2I 4.194%, 6/7/49 (2)	1,590	1,297
Barings Series 2016-2A, Class AR, CLO, FRN 3M USD LIBOR + 1.08%, 2.215%, 7/20/28 (2)	1,520	1,498
Benefit Street Partners IV Series 2014-IVA, Class A2RR, CLO, FRN 3M USD LIBOR + 1.75%, 2.885%, 1/20/29 (2)	1,050	1,021
Benefit Street Partners XI Series 2017-11A, Class A2R, CLO, FRN 3M USD LIBOR + 1.50%, 2.719%, 4/15/29 (2)	6,995	6,610
BlueMountain Series 2012-2A, Class AR2, CLO, FRN 3M USD LIBOR + 1.05%, 1.427%, 11/20/28 (2)	3,730	3,665
CBAM Series 2019-9A, Class A, CLO, FRN 3M USD LIBOR + 1.28%, 2.499%, 2/12/30 (2)	2,120	2,090
Driven Brands Funding Series 2018-1A, Class A2 4.739%, 4/20/48 (2)	3,606	3,505
Golub Capital Partners Series 2018-39A, Class A1, CLO, FRN 3M USD LIBOR + 1.15%, 2.285%, 10/20/28 (2)	1,940	1,906
Hilton Grand Vacations Trust Series 2014-AA, Class A 1.77%, 11/25/26 (2)	73	72
Hilton Grand Vacations Trust Series 2017-AA, Class B 2.96%, 12/26/28 (2)	180	165
HPS Loan Management Series 11-2017, Class CR, CLO, FRN 3M USD LIBOR + 1.95%, 2.451%, 5/6/30 (2)	7,190	6,669
Madison Park Funding XXXIII Series 2019-33A, Class A, CLO, FRN 3M USD LIBOR + 1.33%, 2.549%, 10/15/32 (2)	2,385	2,330

Madison Park Funding XXXVII Series 2019-37A, Class A1, CLO, FRN 3M USD LIBOR + 1.30%, 2.519%, 7/15/32 (2)	700	675
Magnetite XXIII Series 2019-23A, Class A, CLO, FRN 3M USD LIBOR + 1.30%, 2.291%, 10/25/32 (2)	2,205	2,154
MVW Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (2)	25	25
MVW Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (2)	43	43
MVW Owner Trust Series 2017-1A, Class B 2.75%, 12/20/34 (2)	101	97
MVW Owner Trust Series 2017-1A, Class C 2.99%, 12/20/34 (2)	121	115
Neuberger Berman XVII Series 2014-17A, Class CR2, CLO, FRN 3M USD LIBOR + 2.00%, 3.098%, 4/22/29 (2)	6,900	6,435
OZLM VIII Series 2014-8A, Class A2RR, CLO, FRN 3M USD LIBOR + 1.80%, 2.935%, 10/17/29 (2)	1,670	1,618
Southwick Park Series 2019-4A, Class A1, CLO, FRN 3M USD LIBOR + 1.30%, 2.435%, 7/20/32 (2)	2,820	2,761
Taconic Park Series 2016-1A, Class BR, CLO, FRN 3M USD LIBOR + 1.90%, 3.035%, 1/20/29 (2)	3,460	3,284
		48,035
Student Loan 0.7%		
Navient Private Education Loan Trust Series 2017-A, Class B 3.91%, 12/16/58 (2)	805	813
Navient Private Education Refi Loan Trust Series 2020-BA, Class B 2.77%, 1/15/69 (2)	2,365	2,290

Navient Private Education Refi Loan Trust Series 2020-CA, Class B 2.83%, 11/15/68 (2)	5,390	5,154
		8,257
Total Asset-Backed Securities (Cost $72,235)		**68,650**
BANK LOANS 5.6% (7)		
INDUSTRIAL 5.6%		
Capital Goods 0.4%		
Summit Materials, FRN, 3M USD LIBOR + 2.00%, 2.174%, 11/21/24	4,949	4,734
		4,734
Communications 1.7%		
Altice France, FRN, 3M USD LIBOR + 4.00%, 4.184%, 8/14/26	3,077	2,951
Asurion, FRN, 3M USD LIBOR + 6.50%, 6.674%, 8/4/25	2,360	2,347
Charter Communications Operating, FRN, 1M USD LIBOR + 1.75%, 1.93%, 2/1/27	4,950	4,839
Intelsat Jackson Holdings, 6.625%, 1/2/24	780	784
Level 3 Financing, FRN, 1M USD LIBOR + 1.75%, 1.924%, 3/1/27	3,373	3,267
T-Mobile USA, FRN, 1M USD LIBOR + 3.00%, 3.174%, 4/1/27	4,455	4,454
		18,642
Consumer Cyclical 1.6%		
KFC Holding, FRN, 3M USD LIBOR + 1.75%, 1.932%, 4/3/25	4,949	4,759
Loire Finco Luxembourg, FRN, 3M EURIBOR + 3.25%, 1/24/27 (EUR) (8)	1,465	1,556
Marriott Ownership Resorts, FRN, 1M USD LIBOR + 1.75%, 1.924%, 8/29/25 (6)	4,963	4,677
Scientific Games International, FRN, 1M USD LIBOR + 2.75%, 3.477%, 8/14/24	4,378	3,909
Tacala Investment, FRN, 1M USD LIBOR + 3.50%, 3.674%, 2/5/27	3,079	2,895
		17,796

Consumer Non-Cyclical 0.6%		
Bellring Brands, FRN, 1M USD LIBOR + 5.00%, 6.00%, 10/21/24	2,414	2,402
Versant Health Holdco, FRN, 3M USD LIBOR + 3.00%, 4.45%, 12/2/24	4,374	4,175
		6,577
Energy 0.3%		
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 5.25%, 6/24/24	3,261	2,237
Buckeye Partners, FRN, 1M USD LIBOR + 2.75%, 3.12%, 11/1/26	1,550	1,504
		3,741
Technology 1.0%		
CCC Information Services, FRN, 1M USD LIBOR + 3.00%, 4.00%, 4/29/24	4,383	4,216
Kronos, FRN, 3M USD LIBOR + 8.25%, 9.25%, 11/1/24	2,420	2,393
Microchip Technology, FRN, 3M USD LIBOR + 2.00%, 2.18%, 5/29/25	4,666	4,563
		11,172
Total Bank Loans (Cost $65,771)		**62,662**

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 8.8%

Collateralized Mortgage Obligations 5.7%		
Angel Oak Mortgage Trust I Series 2019-1, Class A1, CMO, ARM 3.92%, 11/25/48 (2)	1,376	1,395
Angel Oak Mortgage Trust I Series 2019-2, Class M1, CMO, ARM 4.065%, 3/25/49 (2)	2,815	2,774
COLT Mortgage Loan Trust Series 2019-1, Class A3, CMO, ARM 4.012%, 3/25/49 (2)	1,298	1,309
COLT Mortgage Loan Trust Series 2019-2, Class A3, CMO, ARM 3.541%, 5/25/49 (2)	1,336	1,336

Connecticut Avenue Securities Series 2018-C04, Class 2M2, CMO, ARM 1M USD LIBOR + 2.55%, 2.718%, 12/25/30	1,519	1,462
Connecticut Avenue Securities Series 2018-C05, Class 1M2, CMO, ARM 1M USD LIBOR + 2.35%, 2.518%, 1/25/31	2,331	2,261
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2, CMO, ARM 1M USD LIBOR + 2.40%, 2.568%, 4/25/31 (2)	2,189	2,151
Connecticut Avenue Securities Trust Series 2019-R04, Class 2M2, CMO, ARM 1M USD LIBOR + 2.10%, 2.268%, 6/25/39 (2)	1,873	1,833
Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, CMO, ARM 1M USD LIBOR + 2.10%, 2.268%, 9/25/39 (2)	2,995	2,920
Deephaven Residential Mortgage Trust Series 2018-3A, Class M1, CMO, ARM 4.357%, 8/25/58 (2)	1,680	1,644
Deephaven Residential Mortgage Trust Series 2019-2A, Class A3, CMO, ARM 3.763%, 4/25/59 (2)	542	541
Deephaven Residential Mortgage Trust Series 2019-2A, Class M1, CMO, ARM 3.921%, 4/25/59 (2)	1,190	1,094
FWD Securitization Trust Series 2020-INV1, Class M1, CMO, ARM 2.85%, 1/25/50 (2)	3,135	2,798
Galton Funding Mortgage Trust Series 2018-1, Class A33, CMO, ARM 3.50%, 11/25/57 (2)	639	645
Homeward Opportunities Fund I Trust Series 2019-1, Class A3, CMO, ARM 3.606%, 1/25/59 (2)	852	856
Homeward Opportunities Fund I Trust Series 2019-1, Class M1, CMO, ARM 3.951%, 1/25/59 (2)	1,075	1,010
Homeward Opportunities Fund I Trust Series 2019-3, Class M1, CMO, ARM 3.518%, 11/25/59 (2)	3,135	2,785
New Residential Mortgage Loan Trust Series 2018-NQM1, Class A2, CMO, ARM 4.087%, 11/25/48 (2)	1,167	1,199

New Residential Mortgage Loan Trust Series 2019-NQM1, Class A3, CMO, ARM 3.928%, 1/25/49 (2)	941	920
New Residential Mortgage Loan Trust Series 2019-NQM2, Class A2, CMO, ARM 3.701%, 4/25/49 (2)	1,894	1,905
New Residential Mortgage Loan Trust Series 2019-NQM5, Class M1, CMO, ARM 3.444%, 11/25/59 (2)	2,300	2,097
Seasoned Credit Risk Transfer Trust Series 2017-2, Class M1, CMO, ARM 4.00%, 8/25/56 (2)	740	690
Sequoia Mortgage Trust Series 2018-CH3, Class A19, CMO, ARM 4.50%, 8/25/48 (2)	639	661
Sequoia Mortgage Trust Series 2018-CH4, Class A19, CMO, ARM 4.50%, 10/25/48 (2)	618	635
SG Residential Mortgage Trust Series 2019-3, Class A3, CMO, ARM 3.082%, 9/25/59 (2)	834	832
Starwood Mortgage Residential Trust Series 2019-1, Class A3, CMO, ARM 3.299%, 6/25/49 (2)	1,942	1,938
Starwood Mortgage Residential Trust Series 2019-IMC1, Class M1, CMO, ARM 4.094%, 2/25/49 (2)	1,425	1,177
Starwood Mortgage Residential Trust Series 2020-1, Class M1, CMO, ARM 2.878%, 2/25/50 (2)	3,940	3,405
Structured Agency Credit Risk Debt Notes Series 2018-SPI3, Class M2, CMO, ARM 4.145%, 8/25/48 (2)	920	745
Structured Agency Credit Risk Debt Notes Series 2019-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.05%, 2.218%, 7/25/49 (2)	1,278	1,227
Structured Agency Credit Risk Debt Notes Series 2019-HQA1, Class M2, CMO, ARM 1M USD LIBOR + 2.35%, 2.518%, 2/25/49 (2)	5,332	5,059
Structured Agency Credit Risk Debt Notes Series 2019-HQA2, Class M2, CMO, ARM 1M USD LIBOR + 2.05%, 2.218%, 4/25/49 (2)	1,848	1,792

Structured Agency Credit Risk Debt Notes Series 2019-HQA4, Class M2, CMO, ARM 1M USD LIBOR + 2.05%, 2.218%, 11/25/49 (2)	2,640	2,577
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (2)	71	72
Towd Point Mortgage Trust Series 2017-1, Class M1, CMO, ARM 3.75%, 10/25/56 (2)	1,035	1,074
Towd Point Mortgage Trust Series 2017-6, Class A1, CMO, ARM 2.75%, 10/25/57 (2)	649	666
Towd Point Mortgage Trust Series 2019-1, Class A1, CMO, ARM 3.75%, 3/25/58 (2)	1,011	1,073
Verus Securitization Trust Series 2018-3, Class M1, CMO, ARM 4.595%, 10/25/58 (2)	2,050	1,774
Verus Securitization Trust Series 2019-1, Class A1, CMO, ARM 3.836%, 2/25/59 (2)	1,904	1,922
Verus Securitization Trust Series 2019-2, Class A2, CMO, ARM 3.345%, 5/25/59 (2)	1,786	1,797
		64,051
Commercial Mortgage-Backed Securities 3.1%		
280 Park Avenue Mortgage Trust Series 2017-280P, Class B, ARM 1M USD LIBOR + 1.08%, 1.264%, 9/15/34 (2)	995	961
Ashford Hospitality Trust Series 2018-ASHF, Class C, ARM 1M USD LIBOR + 1.40%, 1.584%, 4/15/35 (2)	500	430
Benchmark Mortgage Trust Series 2018-B1, Class AM, ARM 3.878%, 1/15/51	2,714	2,958
BFLD Series 2019-DPLO, Class C, ARM 1M USD LIBOR + 1.54%, 1.724%, 10/15/34 (2)	1,830	1,582
BX Commercial Mortgage Trust Series 2020-BXLP, Class G, ARM 1M USD LIBOR + 2.50%, 2.684%, 12/15/36 (2)	2,095	1,930

BX Trust Series 2018-GW, Class C, ARM 1M USD LIBOR + 1.22%, 1.404%, 5/15/35 (2)	1,040	911
Cantor Commercial Real Estate Lending Series 2019-CF1, Class 65B, ARM 4.14%, 5/15/52 (2)	1,055	867
CD Mortgage Trust Series 2016-CD1, Class AM 2.926%, 8/10/49	2,490	2,501
Citigroup Commercial Mortgage Trust Series 2015-P1, Class B, ARM 4.312%, 9/15/48	560	531
Citigroup Commercial Mortgage Trust Series 2019-C7, Class 805B, ARM 3.79%, 12/15/72 (2)	6,110	4,984
Commercial Mortgage Trust Series 2014-CR14, Class B, ARM 4.624%, 2/10/47	1,390	1,437
Commercial Mortgage Trust Series 2015-PC1, Class B, ARM 4.431%, 7/10/50	1,500	1,507
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class E, ARM 1M USD LIBOR + 2.15%, 2.334%, 5/15/36 (2)	2,555	2,376
CSAIL Commercial Mortgage Trust Series 2016-C6, Class C, ARM 4.924%, 1/15/49	1,065	940
DC Office Trust Series 2019-MTC, Class D, ARM 3.174%, 9/15/45 (2)	1,455	1,228
Great Wolf Trust Series 2019-WOLF, Class F, ARM 1M USD LIBOR + 3.131%, 3.315%, 12/15/36 (2)	6,150	4,548
Hilton Orlando Trust Series 2018-ORL, Class B, ARM 1M USD LIBOR + 1.05%, 1.234%, 12/15/34 (2)	2,145	1,939
InTown Hotel Portfolio Trust Series 2018-STAY, Class C, ARM 1M USD LIBOR + 1.25%, 1.434%, 1/15/33 (2)	2,030	1,819
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP5, Class AS, ARM 3.876%, 3/15/50	655	698

Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34, Class C, ARM 4.185%, 11/15/52	535	435
		34,582
Total Non-U.S. Government Mortgage-Backed Securities (Cost $104,318)		**98,633**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 5.0%

U.S. Government Agency Obligations 3.7% (9)

Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	342	376
4.50%, 6/1/39 - 5/1/42	59	65
5.00%, 11/1/36 - 8/1/40	69	80
5.50%, 10/1/38	7	8
Federal Home Loan Mortgage, CMO, IO, 4.50%, 5/25/50	1,328	208
Federal Home Loan Mortgage, UMBS		
4.50%, 3/1/49 - 5/1/50	2,451	2,648
5.00%, 12/1/41	920	1,055
Federal National Mortgage Assn., UMBS		
3.50%, 11/1/45 - 2/1/50	10,868	11,586
4.00%, 1/1/41 - 1/1/50	6,654	7,141
4.50%, 7/1/39 - 1/1/50	8,121	8,980
5.00%, 7/1/33 - 7/1/47	5,207	5,961
5.50%, 4/1/35 - 5/1/44	935	1,092
6.00%, 4/1/35 - 2/1/39	168	195
6.50%, 9/1/36 - 8/1/37	39	45
UMBS, TBA		
2.00%, 6/1/50 (10)	320	326
2.50%, 6/1/50 (10)	1,575	1,634
		41,400

U.S. Government Obligations 1.3%

Government National Mortgage Assn.		
3.00%, 9/20/49	2,031	2,094

3.50%, 2/20/48	2,764	2,986
4.00%, 9/20/40 - 10/20/48	4,756	5,133
4.50%, 3/20/47 - 9/20/47	771	845
5.00%, 3/20/41 - 6/20/49	2,088	2,287
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	80	12
4.50%, 11/20/39 - 12/20/39	29	1
Government National Mortgage Assn., TBA, 4.50%, 6/20/50 (10)	625	672
		14,030
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $53,425)		**55,430**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.0%

U.S. Treasury Obligations 3.0%

U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25	32,986	34,032
Total U.S. Treasury Obligations		**34,032**
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $33,709)		**34,032**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 24.8%

Owned No Guarantee 4.5%

1MDB Global Investments, 4.40%, 3/9/23	6,500	6,078
Centrais Eletricas Brasileiras, 4.625%, 2/4/30 (2)	1,370	1,226
China Development Bank, 3.65%, 5/21/29 (CNY)	40,000	5,780
Eskom Holdings SOC, 5.75%, 1/26/21	6,650	6,342
Eskom Holdings SOC, 6.75%, 8/6/23	940	867
Export-Import Bank of India, 8.375%, 7/24/25 (INR)	49,000	719
Islandsbanki, 1.125%, 4/12/22 (EUR)	3,350	3,663
Landsbankinn, 1.00%, 5/30/23 (EUR)	3,450	3,661
Mexico City Airport Trust, 5.50%, 7/31/47	1,400	1,204
NTPC, 7.25%, 5/3/22 (INR)	50,000	656

NTPC, 7.375%, 8/10/21 (INR)	60,000	786
Oztel Holdings, 6.625%, 4/24/28	6,100	5,579
Petrobras Global Finance, 5.999%, 1/27/28	5,900	5,960
Petroleos de Venezuela, 6.00%, 5/16/24 (11)(12)	770	28
Petroleos de Venezuela, 9.00%, 11/17/21 (11)(12)	510	19
Petroleos de Venezuela, 12.75%, 2/17/22 (11)(12)	15	1
Petroleos Mexicanos, 6.50%, 3/13/27	3,455	3,062
Petroleos Mexicanos, 6.84%, 1/23/30	3,450	2,974
Syngenta Finance, 3.933%, 4/23/21 (2)	1,420	1,420
		50,025
Sovereign 5.1%		
Arab Republic of Egypt, 5.75%, 5/29/24 (2)	3,985	3,993
Arab Republic of Egypt, 7.625%, 5/29/32 (2)	2,725	2,678
Commonwealth of Bahamas, 6.00%, 11/21/28 (2)	1,140	969
Government of Bermuda, 3.717%, 1/25/27	1,870	1,978
Government of Bermuda, 4.75%, 2/15/29 (2)	4,610	5,122
Republic of Albania, 3.50%, 10/9/25 (EUR) (2)	1,490	1,682
Republic of Albania, 3.50%, 10/9/25 (EUR)	1,500	1,693
Republic of Argentina, 3.375%, 1/15/23 (EUR) (11)	2,400	1,028
Republic of Guatemala, 5.375%, 4/24/32 (2)	1,805	1,958
Republic of Guatemala, 6.125%, 6/1/50 (2)	755	849
Republic of Paraguay, 5.40%, 3/30/50 (2)	3,350	3,711
Republic of Romania, 2.00%, 1/28/32 (EUR) (2)	1,045	1,054
Republic of Romania, 2.00%, 1/28/32 (EUR)	1,387	1,399
Republic of Romania, 2.124%, 7/16/31 (EUR)	5,218	5,348
Republic of Romania, 2.375%, 4/19/27 (EUR)	5,470	5,986
Republic of Romania, 2.875%, 3/11/29 (EUR)	696	772
Republic of Romania, 3.624%, 5/26/30 (EUR)	4,680	5,475
Republic of Serbia, 1.50%, 6/26/29 (EUR) (2)	2,460	2,570
Republic of Sri Lanka, 6.25%, 10/4/20	2,000	1,820
Republic of Sri Lanka, 6.25%, 7/27/21	1,600	1,152

Republic of Venezuela, 6.00%, 12/9/20 (11)(12)	205	13
Republic of Venezuela, 7.75%, 10/13/19 (11)(12)	400	25
State of Israel, 3.80%, 5/13/60	3,425	3,859
State of Qatar, 4.40%, 4/16/50 (2)(3)	1,530	1,822
		56,956
Supranational 0.7%		
European Bank for Reconstruction & Development, 6.25%, 7/25/22 (IDR)	123,500,000	8,234
		8,234
Treasuries 14.5%		
Bonos de la Tesoreria de la Republica, 4.70%, 9/1/30 (CLP) (2)	21,830,000	33,575
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25 (BRL)	41,396	9,004
Commonwealth of Australia, 3.00%, 3/21/47 (AUD)	15,736	13,398
Government of India, 8.24%, 2/15/27 (INR)	355,000	5,272
Government of India, 9.15%, 11/14/24 (INR)	621,320	9,428
Government of Singapore, 2.875%, 7/1/29 (SGD)	4,830	4,031
Italy Buoni Poliennali Del Tesoro, 2.80%, 3/1/67 (EUR)	2,310	2,712
People's Republic of China, 3.13%, 11/21/29 (CNY)	20,000	2,905
People's Republic of China, 4.00%, 6/24/69 (CNY)	10,000	1,535
Republic of Cyprus, 1.25%, 1/21/40 (EUR)	120	123
Republic of Cyprus, 2.375%, 9/25/28 (EUR)	10,363	12,620
Republic of Cyprus, 2.75%, 2/26/34 (EUR)	917	1,170
Republic of Cyprus, 2.75%, 5/3/49 (EUR)	1,784	2,346
Republic of Cyprus, 4.25%, 11/4/25 (EUR)	2,155	2,828
Republic of France, 1.25%, 5/25/36 (EUR) (2)	9,056	11,565
Republic of Indonesia, 8.125%, 5/15/24 (IDR)	110,000,000	7,880
Republic of Indonesia, 9.00%, 3/15/29 (IDR)	57,493,000	4,313
Republic of Portugal, 4.10%, 2/15/45 (EUR) (2)	4,098	7,220
Republic of Serbia, 10.00%, 2/5/22 (RSD)	507,100	5,439
Republic of South Africa, 10.50%, 12/21/26 (ZAR)	101,930	6,644

State of Israel, 5.50%, 1/31/42 (ILS)	35,807	17,816
		161,824
Total Foreign Government Obligations & Municipalities (Cost $276,222)		**277,039**

MUNICIPAL SECURITIES 1.5%

Illinois 0.5%

State of Illinois, Build America, GO, 7.35%, 7/1/35	5,200	5,605
		5,605

Virginia 0.6%

Tobacco Settlement Financing, Series TXB-A-1, 6.706%, 6/1/46	6,830	6,021
		6,021

West Virginia 0.4%

Tobacco Settlement Fin. Auth., Series A, 7.467%, 6/1/47	4,625	4,630
		4,630
Total Municipal Securities (Cost $16,335)		**16,256**

CONVERTIBLE BONDS 0.4%

FINANCIAL INSTITUTIONS 0.2%

Real Estate Investment Trusts 0.2%

Blackstone Mortgage Trust, 4.375%, 5/5/22	3,050	2,835
Total Financial Institutions		2,835

INDUSTRIAL 0.2%

Communications 0.2%

MercadoLibre, 2.00%, 8/15/28	900	1,806
Total Industrial		1,806
Total Convertible Bonds (Cost $3,885)		**4,641**

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $362,983 and represents 32.4% of net assets.
(3)	See Note 4. All or a portion of this security is on loan at May 31, 2020.
(4)	Perpetual security with no stated maturity date.
(5)	Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(6)	See Note 2. Level 3 in fair value hierarchy.
(7)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(8)	All or a portion of this loan is unsettled as of May 31, 2020. The interest rate for unsettled loans will be determined upon settlement after period end.
(9)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including UMBS, currently operate under a federal conservatorship.
(10)	See Note 4. To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $2,632 and represents 0.2% of net assets.
(11)	Security is in default or has failed to make a scheduled interest and/or principal payment.
(12)	Non-income producing
(13)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $3,270 and represents 0.3% of net assets.
(14)	Seven-day yield
(15)	Affiliated Companies
(16)	At May 31, 2020, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
6M CZK PRIBOR	Six month CZK PRIBOR (Prague interbank offered rate)
6M PLN WIBOR	Six month PLN WIBOR (Warsaw interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
BRL	Brazilian Real

(Amounts in 000s, except market price)

SWAPS (0.5)%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)**	Unrealized $ Gain/(Loss)
BILATERAL SWAPS (0.4)%				
Credit Default Swaps, Protection Sold (0.2)%				
Bank of America, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/22	3,400	(18)	(64)	46
Bank of America, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	5,474	(214)	(208)	(6)
Bank of America, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/29	4,200	(454)	(202)	(252)
Barclays Bank, Protection Sold (Relevant Credit: General Electric, 2.70%, 10/9/22, $100.99*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/20	1,400	(2)	4	(6)
Barclays Bank, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/20	2,070	7	(22)	29
Barclays Bank, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/21	2,070	(3)	(74)	71
Barclays Bank, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/24	4,400	(135)	(221)	86
Barclays Bank, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	3,200	(125)	(16)	(109)
Citibank, Protection Sold (Relevant Credit: Hellenic Republic, 4.30%, 2/24/24, 111.03 EUR*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25	2,022	(96)	(116)	20

(Amounts in 000s)

Description	Notional Amount	$ Value	Initial $ Value** $	Unrealized Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.1)%				
Credit Default Swaps, Protection Sold 0.2%				
Protection Sold (Relevant Credit: Markit iTraxx Crossover-S32, 5 Year Index), Receive 5.00% Quarterly, Pay upon credit default, 12/20/24 (EUR)	63,700	3,316	5,296	(1,980)
Protection Sold (Relevant Credit: Markit iTraxx Europe Subordinated Financials-S33, 5 Year Index), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25 (EUR)	26,000	(1,057)	(1,834)	777
Total Centrally Cleared Credit Default Swaps, Protection Sold				(1,203)
Interest Rate Swaps (0.3)%				
2 Year Interest Rate Swap, Receive Fixed 2.223% Annually, Pay Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/14/22 (CZK)	1,651,486	1,925	1	1,924
2 Year Interest Rate Swap, Receive Fixed 2.230% Annually, Pay Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/21/22 (CZK)	789,752	925	—	925
2 Year Interest Rate Swap, Receive Fixed 2.235% Annually, Pay Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/20/22 (CZK)	566,530	668	—	668
2 Year Interest Rate Swap, Receive Fixed 2.238% Annually, Pay Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/19/22 (CZK)	747,046	884	1	883
2 Year Interest Rate Swap, Receive Fixed 2.245% Annually, Pay Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/20/22 (CZK)	747,046	887	—	887
7 Year Interest Rate Swap, Receive Fixed 5.499% 28 Days, Pay Variable 6.232% (MXIBTIIE) 28 Days, 5/4/27 (MXN)	53,000	(19)	—	(19)
10 Year Interest Rate Swap, Pay Fixed 1.600% Annually, Receive Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/13/30 (CZK)	11	—	—	—
10 Year Interest Rate Swap, Pay Fixed 1.678% Annually, Receive Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/14/30 (CZK)	275,528	(1,209)	1	(1,210)

10 Year Interest Rate Swap, Pay Fixed 1.685% Annually, Receive Variable 1.790% (6M PLN WIBOR) Semi-Annually, 2/27/30 (PLN)	15,500	(338)	1	(339)
10 Year Interest Rate Swap, Pay Fixed 1.690% Annually, Receive Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/20/30 (CZK)	124,481	(553)	–	(553)
10 Year Interest Rate Swap, Pay Fixed 1.693% Annually, Receive Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/21/30 (CZK)	130,032	(579)	–	(579)
10 Year Interest Rate Swap, Pay Fixed 1.705% Annually, Receive Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/19/30 (CZK)	64,481	(291)	–	(291)
10 Year Interest Rate Swap, Pay Fixed 1.710% Annually, Receive Variable 2.420% (6M CZK PRIBOR) Semi-Annually, 2/20/30 (CZK)	124,480	(564)	–	(564)
10 Year Interest Rate Swap, Pay Fixed 1.715% Annually, Receive Variable 1.200% (6M PLN WIBOR) Semi-Annually, 9/24/29 (PLN)	23,200	(576)	–	(576)
10 Year Interest Rate Swap, Pay Fixed 1.775% Annually, Receive Variable 0.710% (6M PLN WIBOR) Semi-Annually, 10/22/29 (PLN)	15,882	(425)	1	(426)
10 Year Interest Rate Swap, Pay Fixed 1.780% Annually, Receive Variable 0.710% (6M PLN WIBOR) Semi-Annually, 10/22/29 (PLN)	11,118	(299)	1	(300)
10 Year Interest Rate Swap, Pay Fixed 1.800% Annually, Receive Variable 0.690% (6M PLN WIBOR) Semi-Annually, 11/5/29 (PLN)	9,190	(250)	2	(252)
10 Year Interest Rate Swap, Pay Fixed 1.800% Annually, Receive Variable 0.690% (6M PLN WIBOR) Semi-Annually, 11/6/29 (PLN)	4,595	(126)	–	(126)
10 Year Interest Rate Swap, Pay Fixed 1.803% Annually, Receive Variable 0.690% (6M PLN WIBOR) Semi-Annually, 11/5/29 (PLN)	4,595	(127)	–	(127)
10 Year Interest Rate Swap, Pay Fixed 1.820% Annually, Receive Variable 0.690% (6M PLN WIBOR) Semi-Annually, 11/5/29 (PLN)	4,595	(127)	1	(128)
10 Year Interest Rate Swap, Pay Fixed 1.860% Annually, Receive Variable 0.690% (6M PLN WIBOR) Semi-Annually, 11/7/29 (PLN)	4,526	(131)	–	(131)

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	6/5/20	MYR	8,806	USD	2,021	$ 4
Bank of America	6/12/20	USD	15,247	CNH	107,384	217
Bank of America	6/12/20	ZAR	64,797	USD	3,547	140
Bank of America	6/19/20	USD	13,924	EUR	12,532	7
Bank of America	7/17/20	CZK	58,458	USD	2,359	53
Bank of America	7/17/20	USD	445	RON	2,011	(14)
Bank of America	8/14/20	PLN	10,946	USD	2,607	121
Bank of America	8/21/20	EUR	4,101	USD	4,495	65
Barclays Bank	6/5/20	CLP	16,572,847	USD	20,487	219
Barclays Bank	6/5/20	USD	12,212	CLP	9,869,880	(119)
Barclays Bank	9/11/20	USD	20,520	CLP	16,572,847	(196)
BNP Paribas	6/2/20	BRL	82,485	USD	15,083	371
BNP Paribas	6/2/20	USD	15,478	BRL	67,993	2,739
BNP Paribas	6/2/20	USD	2,671	BRL	14,492	(44)
BNP Paribas	6/5/20	CLP	2,613,910	USD	3,046	220
BNP Paribas	6/5/20	MYR	8,089	USD	1,867	(7)
BNP Paribas	6/5/20	USD	18,533	CLP	14,961,137	(159)
BNP Paribas	6/5/20	USD	684	MYR	2,964	2
BNP Paribas	6/12/20	ZAR	13,542	USD	714	56
BNP Paribas	6/19/20	USD	8,668	GBP	7,108	(111)
BNP Paribas	7/17/20	RON	27,104	USD	6,064	123
BNP Paribas	7/17/20	USD	1,172	MXN	27,978	(81)
BNP Paribas	7/17/20	USD	3,350	RON	15,080	(93)
BNP Paribas	7/22/20	USD	10,312	JPY	1,107,887	31
BNP Paribas	7/24/20	USD	5,490	AUD	8,503	(178)
BNP Paribas	9/2/20	USD	2,541	BRL	14,492	(164)
Citibank	6/2/20	BRL	18,071	USD	3,106	280
Citibank	6/2/20	USD	3,330	BRL	18,071	(56)
Citibank	6/12/20	CNH	291,967	USD	42,078	(1,211)
Citibank	6/12/20	USD	2,763	SGD	3,937	(24)
Citibank	6/12/20	USD	1,254	ZAR	23,125	(62)
Citibank	6/12/20	ZAR	89,972	USD	4,845	273
Citibank	6/19/20	GBP	3,228	USD	4,170	(183)
Citibank	7/10/20	INR	180,000	USD	2,335	39
Citibank	7/16/20	ILS	4,156	USD	1,175	10
Citibank	7/16/20	USD	475	ILS	1,644	6
Citibank	7/16/20	USD	26,005	ILS	91,788	(158)
Citibank	7/17/20	CZK	11,601	USD	470	8
Citibank	7/17/20	MXN	372,545	USD	15,445	1,232
Citibank	7/17/20	RON	8,078	USD	1,815	29
Citibank	7/17/20	RSD	462,073	USD	4,292	72
Citibank	7/22/20	USD	707	JPY	75,500	6
Citibank	7/24/20	USD	2,348	AUD	3,586	(42)
Citibank	8/21/20	USD	4,152	EUR	3,776	(47)
Credit Suisse	6/2/20	BRL	31,836	USD	7,039	(1,074)
Credit Suisse	6/2/20	USD	5,867	BRL	31,836	(98)
Credit Suisse	6/5/20	CLP	2,292,934	USD	2,754	111

Credit Suisse	6/5/20	USD	4,023	CLP	3,364,188	$ (180)
Deutsche Bank	6/2/20	BRL	4,267	USD	786	13
Deutsche Bank	6/2/20	USD	787	BRL	4,267	(13)
Deutsche Bank	6/5/20	MYR	6,449	USD	1,555	(71)
Deutsche Bank	6/5/20	USD	1,316	MYR	5,465	59
Deutsche Bank	6/5/20	USD	2,875	MYR	12,507	(2)
Deutsche Bank	7/10/20	USD	2,615	KRW	3,199,655	19
Deutsche Bank	7/16/20	ILS	14,010	USD	3,909	84
Deutsche Bank	7/17/20	CZK	131,684	USD	5,305	128
Deutsche Bank	8/21/20	USD	1,020	EUR	934	(19)
Goldman Sachs	6/2/20	BRL	14,446	USD	3,207	(500)
Goldman Sachs	6/2/20	USD	2,662	BRL	14,446	(44)
Goldman Sachs	6/5/20	THB	311,512	USD	9,726	67
Goldman Sachs	6/5/20	USD	9,619	THB	304,519	46
Goldman Sachs	6/5/20	USD	29	THB	911	—
Goldman Sachs	6/12/20	CNH	45,949	USD	6,493	(61)
Goldman Sachs	7/10/20	USD	18,949	IDR	320,453,450	(2,767)
Goldman Sachs	7/10/20	USD	7,393	INR	575,803	(201)
Goldman Sachs	7/17/20	MXN	58,191	USD	2,519	86
Goldman Sachs	7/17/20	RON	2,415	USD	546	6
Goldman Sachs	7/17/20	USD	1,251	MXN	30,446	(112)
Goldman Sachs	7/24/20	AUD	8,154	USD	5,226	209
Goldman Sachs	8/21/20	USD	24,688	EUR	22,752	(613)
Goldman Sachs	9/11/20	THB	911	USD	29	—
HSBC Bank	6/5/20	MYR	10,186	USD	2,328	15
HSBC Bank	6/5/20	MYR	37,298	USD	8,810	(231)
HSBC Bank	6/5/20	THB	193,592	USD	5,931	155
HSBC Bank	6/5/20	USD	1,448	THB	45,887	5
HSBC Bank	6/5/20	USD	71	THB	2,278	—
HSBC Bank	6/12/20	CNH	147,678	USD	21,021	(350)
HSBC Bank	6/12/20	USD	5,159	CNH	37,000	(19)
HSBC Bank	6/12/20	USD	31,089	CNH	220,471	229
HSBC Bank	7/10/20	KRW	9,361,079	USD	7,628	(33)
HSBC Bank	7/10/20	USD	14,499	INR	1,133,527	(450)
HSBC Bank	7/10/20	USD	3,103	KRW	3,789,393	28
HSBC Bank	7/17/20	USD	1,172	MXN	27,978	(80)
HSBC Bank	7/24/20	AUD	8,154	USD	5,225	211
HSBC Bank	7/24/20	USD	2,411	CAD	3,388	(49)
HSBC Bank	9/11/20	THB	2,278	USD	71	—
JPMorgan Chase	6/2/20	BRL	29,149	USD	5,372	89
JPMorgan Chase	6/2/20	USD	3,324	BRL	15,004	513
JPMorgan Chase	6/2/20	USD	2,408	BRL	14,145	(243)
JPMorgan Chase	6/5/20	USD	2,328	THB	73,835	7
JPMorgan Chase	6/12/20	CNH	5,613	USD	783	3
JPMorgan Chase	6/12/20	CNH	261,004	USD	36,744	(211)
JPMorgan Chase	6/12/20	USD	7,285	CNH	51,458	82
JPMorgan Chase	6/19/20	USD	3,259	EUR	2,917	20

JPMorgan Chase	6/19/20	USD	2,655	GBP	2,129	$	25
JPMorgan Chase	7/16/20	ILS	12,369	USD	3,485		41
JPMorgan Chase	7/17/20	RSD	151,274	USD	1,409		19
JPMorgan Chase	7/17/20	USD	534	MXN	11,896		1
JPMorgan Chase	7/17/20	USD	2,765	RON	12,441		(75)
JPMorgan Chase	7/24/20	AUD	9,955	USD	6,338		298
JPMorgan Chase	8/14/20	PLN	3,649	USD	868		41
JPMorgan Chase	8/21/20	EUR	1,178	USD	1,276		34
JPMorgan Chase	8/21/20	USD	30,391	EUR	27,256		82
Morgan Stanley	6/2/20	BRL	13,858	USD	2,483		113
Morgan Stanley	6/2/20	BRL	5,720	USD	1,127		(56)
Morgan Stanley	6/2/20	USD	1,515	BRL	6,612		276
Morgan Stanley	6/2/20	USD	2,389	BRL	12,966		(40)
Morgan Stanley	6/5/20	CLP	14,508,972	USD	17,074		1,053
Morgan Stanley	6/5/20	USD	3,473	CLP	2,821,413		(52)
Morgan Stanley	6/5/20	USD	2,371	THB	74,958		15
Morgan Stanley	6/5/20	USD	85	THB	2,716		—
Morgan Stanley	6/12/20	USD	6,554	CNH	46,338		68
Morgan Stanley	6/19/20	EUR	3,276	USD	3,576		62
Morgan Stanley	7/10/20	KRW	4,536,010	USD	3,697		(17)
Morgan Stanley	7/17/20	USD	583	RON	2,639		(20)
Morgan Stanley	7/24/20	AUD	8,154	USD	5,219		217
Morgan Stanley	8/21/20	EUR	3,738	USD	4,117		40
Morgan Stanley	8/21/20	USD	24,674	EUR	22,752		(626)
Morgan Stanley	9/2/20	USD	1,259	BRL	7,246		(94)
Morgan Stanley	9/11/20	THB	2,716	USD	85		—
NatWest Bank	8/21/20	EUR	2,030	USD	2,205		52
Standard Chartered	6/2/20	BRL	22,584	USD	4,162		69
Standard Chartered	6/2/20	USD	3,976	BRL	22,584		(256)
Standard Chartered	6/5/20	USD	4,991	MYR	20,736		222
Standard Chartered	6/5/20	USD	6,686	MYR	29,155		(20)
Standard Chartered	7/10/20	USD	2,768	KRW	3,383,387		24
Standard Chartered	9/11/20	MYR	29,155	USD	6,660		29
State Street	6/2/20	BRL	52,282	USD	9,177		618
State Street	6/2/20	USD	1,536	BRL	6,744		273
State Street	6/2/20	USD	8,392	BRL	45,539		(140)
State Street	6/12/20	ZAR	108,823	USD	5,845		346
State Street	6/19/20	GBP	8,805	USD	10,889		(15)
State Street	7/22/20	JPY	3,571,747	USD	33,317		(171)
State Street	8/21/20	USD	21,188	EUR	19,502		(498)
State Street	9/2/20	USD	4,630	BRL	26,569		(329)
UBS Investment Bank	6/5/20	USD	6,133	CLP	4,972,045		(78)
UBS Investment Bank	6/12/20	USD	23,287	CNH	164,298		290
UBS Investment Bank	6/12/20	USD	1,182	SGD	1,693		(17)
UBS Investment Bank	6/12/20	USD	24,188	ZAR	386,011		2,227
UBS Investment Bank	6/12/20	ZAR	29,962	USD	1,623		82
UBS Investment Bank	6/12/20	ZAR	27,996	USD	1,609		(16)

The accompanying notes are an integral part of these financial statements.

May 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has three classes of shares: the Global Multi-Sector Bond Fund (Investor Class), the Global Multi-Sector Bond Fund–Advisor Class (Advisor Class), and the Global Multi-Sector Bond Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance Effective June 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2020. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2020, totaled $(316,000) for the year ended May 31, 2020.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2020, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2020, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 30% and 41% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 5% and 74% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values, interest rates, currency values and credit ratings; and, for options written, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 24% of net assets.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2020, the notional amount of protection sold by the fund totaled $164,224,000 (14.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 15% and 49% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2020, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2020, the value of loaned securities was $37,244,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $38,006,000.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,137,432,000 and $1,008,094,000, respectively, for the year ended May 31, 2020. Purchases and sales of U.S. government securities aggregated $547,673,000 and $553,731,000, respectively, for the year ended May 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the recharacterization of distributions.

Distributions during the years ended May 31, 2020 and May 31, 2019, were characterized for tax purposes as follows:

At May 31, 2020, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) net specified losses realized between November 1 and the fund’s fiscal year-end or (b) ordinary losses realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At May 31, 2020, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $123,000 remain subject to repayment by the fund at May 31, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended May 31, 2020, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $371,000 for T. Rowe Price Services, Inc.; and $18,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended May 31, 2020, the fund incurred $7,000 in interest expense related to outstanding borrowings on seven days in the average amount of $16,571,000 and at an average annual rate of 2.08%. At May 31, 2020, there were no borrowings outstanding.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Global Multi-Sector Bond Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$5,697,000 from short-term capital gains,

●	$5,604,000 from long-term capital gains, subject to long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $114,000 of the fund’s income represents qualified dividend income subject to long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $114,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual total expense ratio limitation with respect to the Advisor Class and a contractual operating expense limitation with respect to the I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed $845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the second quintile (Investor Class Expense Group and Advisor Class Expense Group) and third quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [185]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [185]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [185]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to December 2019); Member, Independent Directors Council Governing Board (2017 to December 2019); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [185]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [185]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [185]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2008 [185]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INSIDE DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [185]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [185]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the inside directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Global Multi-Sector Bond Fund	Principal Occupation(s)

Steve Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (to 2015)

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Portfolio Manager, Royal Bank of Scotland Group (to 2015)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Keir R. Joyce, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Samy B. Muaddi, CFA (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Saurabh Sud, CFA (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Susan G. Troll, CPA (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,671,000 and $2,684,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 17, 2020